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                                                                    Exhibit 23.3


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 22, 2006, relating to the financial statements of Validus Holdings, Ltd. for the year ended December 31, 2005. We also consent to the reference to us under the heading "Experts" which appears in such Registration Statement.

/s/ PricewaterhouseCoopers
Hamilton, Bermuda
January 16, 2007